UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026
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Commission File Number 001-43062
EquipmentShare.com Inc
(Exact Name of Registrant as Specified in Its Charter)
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Texas		47-2405753
(State of Incorporation)		(I.R.S. Employer Identification No.)
5710 Bull Run Dr Columbia, Missouri, 65201 (573) 299-5222
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00000125 par value	EQPT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01 Other Events.

On June 16, 2026, EquipmentShare.com Inc (the “Company”) announced that it launched a private offering of $1,050 million aggregate principal amount of new senior secured second lien notes due 2034 (the “Notes”). The Notes will be offered in the United States (the “U.S.”) to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the U.S. to non-U.S. persons pursuant to Regulation S under the Securities Act.
The Company also issued a press release pursuant to Rule 135c under the Securities Act relating to the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 in accordance with Rule 135c(d) under the Securities Act, which is incorporated herein by reference. The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K.
This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 does not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any offer, solicitation or sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act or any securities laws of any state or other jurisdiction and, unless so registered, may not be offered or sold in the U.S. except pursuant to an exemption from the registration requirements of the Securities Act and applicable securities laws of any state or other jurisdiction.
Item 7.01 Regulation FD Disclosure.
The Company estimates to have incurred an additional $555 million in borrowings under its asset-based revolving credit facility since March 31, 2026.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release announcing the offering of the Notes, dated June 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EquipmentShare.com Inc

Date:	June 16, 2026	By:	/s/ David Marquardt
		Name:	David Marquardt
		Title:	Chief Financial Officer and Chief Accounting Officer